UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2017

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26600 Telegraph Road, Suite 400 Southfield, Michigan		48033
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 352-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 30, 2017, Superior Industries International, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders considered and voted upon the following proposals:

1.	To approve the following rights in connection with the transactions contemplated by the Investment Agreement, dated as of March 22, 2017, between the Company and TPG Growth III Sidewall, L.P. (“TPG”): (i) the conversion of all outstanding shares of the Company’s Series B Perpetual Preferred Stock, $0.01 par value per share (the “Series B Preferred Stock”), into shares of the Company’s Series A Perpetual Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), and the subsequent issuance of shares of the Company’s common stock upon election by the holder to convert the Series A Preferred Stock, and the right to receive additional shares of Series A Preferred Stock relating to non-cash dividends paid in the form of an increase in the stated value of the Series A Preferred Stock and (ii) TPG’s preemptive rights to participate in future Company issuances of its common stock or securities convertible into or exercisable for common stock (collectively, the “Equity Rights Proposal”).

2.	To approve the adjournment of the Special Meeting to solicit additional proxies if there were insufficient proxies at the Special Meeting to approve the Equity Rights Proposal (the “Adjournment Proposal”).

TPG, as a holder of Series A Preferred Stock, was not entitled to vote on the Equity Rights Proposal, but was entitled to vote on the Adjournment Proposal.

Each proposal was approved by the requisite vote of the Company’s stockholders. Set forth below are the final voting totals for the two proposals as provided by Broadridge Financial Solutions, Inc., the independent inspector of elections for the Special Meeting.

Proposal One: Equity Rights Proposal (24,904,545 shares entitled to vote).

For	Against	Abstain
19,978,761	690,773	24,729

Proposal Two: Adjournment Proposal (29,882,955 shares entitled to vote, including 4,978,410 shares of common stock underlying TPG’s Series A Preferred Stock).

For	Against	Abstain
23,846,619	1,731,031	95,023

Item 8.01	Other Events.

On August 31, 2017, the Company issued a press release announcing the results of the Special Meeting, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release dated August 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC. (Registrant)

Date: August 31, 2017	/s/ Nadeem Moiz
Nadeem Moiz
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Press Release dated August 31, 2017